UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): April 13, 2021
COLONY BANKCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Georgia	000-12436	58-1492391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
115 South Grant Street, Fitzgerald, Georgia 31750
(Address of Principal Executive Offices) (Zip Code)
(229) 426-6000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	CBAN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)    Dismissal of Independent Registered Public Accounting Firm

On April 7, 2021 (the “Notice Date”), Colony Bankcorp, Inc. (the “Company”) notified McNair, McLemore, Middlebrooks & Co., LLC (“MMM”) that it was being dismissed as the Company's independent registered public accounting firm effective immediately. The dismissal of MMM was made upon the recommendation of the Audit Committee of the Company’s Board of Directors.

The audit reports of MMM on the Company’s consolidated financial statements for each of the two most recent fiscal years ended December 31, 2020 and 2019 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years ended December 31, 2020 and 2019, and the subsequent interim period from January 1, 2021 through the Notice Date, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and MMM on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of MMM, would have caused MMM to make reference to the subject matter of the disagreement in connection with MMM’s reports on the Company’s consolidated financial statements for 2020 and 2019, and (ii) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

The Company provided MMM with a copy of the disclosures in this Current Report on Form 8-K (this "Report") prior to filing this Report with the Securities and Exchange Commission (the "SEC"). The Company requested that MMM furnish it with a letter addressed to the SEC stating whether MMM agrees with the statements made by the Company regarding MMM in this Report and, if not, stating the respects in which it does not agree. A copy of MMM's letter dated April 13, 2021 to the SEC is filed as Exhibit 16.1 to this Report.

(b)    Engagement of Independent Registered Public Accounting Firm

On the Notice Date, the Company notified Mauldin & Jenkins, LLC (“Mauldin”) that it had been selected to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021, subject to completion of Mauldin’s standard client acceptance procedures. The selection of Mauldin was approved by the Audit Committee of the Company’s Board of Directors on April 7, 2021.

During the Company’s two most recent fiscal years ended December 31, 2020 and 2019, and the subsequent interim period from January 1, 2021 through the Notice Date, neither the Company nor anyone acting on its behalf consulted with Mauldin regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Mauldin concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” (as defined in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K and the related instructions, respectively).

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit
No.         Description
16.1         Letter from McNair, McLemore, Middlebrooks & Co., LLC, dated April 13, 2021.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONY BANKCORP, INC.

Date: April 13, 2021	By:	/s/ Tracie Youngblood
Tracie Youngblood
Executive Vice President and Chief Financial Officer